UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2022

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of	(Commission File Number)	(IRS employer
incorporation or organization)		identification no.)

1600 B Dash Point Rd, #1068
Federal Way, Washington	98023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2022, the Board of Directors unanimously voted to reorganize the executive team and made the following resolutions:

Appoint Michael Loubser as the Company’s Chief Executive, and

Appoint Ockert Loubser the interim Chief Executive Officer to the Chief Operations Officer of the Company

Change the Title for Rastislav Vasicka from Chief Information Officer to Chief Technology Officer

Michael Loubser has over 30 years of experience in the digital transaction, data facilitation, software, and hardware development industries in the video capturing industry. Michael is a seasoned blockchain implementation advisor and industrial consultant who has been instrumental in the set-up of 76 factories and in improving workflow processes in various countries. Michael is a creative entrepreneur who challenges the status quo while keeping intelligence and integration progress in mind. Michael invests his industry intelligence significantly into building out the Core Blockchain Network and Core Ecosystem business for sustainable community gain..

Ockert Loubser is an entrepreneur and tech-savvy business developer. He holds over 20 years of commercial expertise as a pioneering businessman. and a firm believer in Digital Assets as the future of global payments. Ockert is focused on Blockchain and Dapps research, solutions development, and digital product design from the beginning of his career. As a Graphic UI UX Designer and Animator Ockert started to become involved in software architecture and application invention when joining his father Michael Loubser in software and hardware development he became a self-taught developer developing cloud platforms and implementing hardware SDKs into commercial software applications that support 21st-century digital video software capturing, communication networks, social interaction, cloud data storage, digital identity and profile management and GSM transactional solutions. Ockert has a diverse knowledge of financial, legal and operations management experience.

Section 8 - Other Events

Item 8.01. Other Events.

The Registrant’s current contact information is listed below:

Address: 1600-B SW Dash Point Road #1068, Federal Way, WA 98023

Phone number: 850-254-1161

Email: contact@arax.cc

The Registrant’s President, Secretary, Chief Financial Officer, Chief Executive Officer and Chairman of the Board of Directors may be reached at the Registrant’s address above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	DIRECTORS RESOLUTIONS, dated December 16, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

Dated: December 16, 2022	By:	/s/ Christopher D. Strachan
Christopher D. Strachann
Chief Financial Officer

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